UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Pennsylvania Avenue NW, South Building, Suite 900 Washington, DC	20004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 756-2245

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01. Regulation FD Disclosure.

On November 7, 2025, Quantum Leap Energy LLC (“QLE”), a wholly-owned subsidiary of ASP Isotopes Inc. (the “Company”), issued an investor presentation that provides an overview of QLE’s business.  A copy of the investor presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Also on November 7, 2025, the Company announced that QLE has commenced an offering of QLE convertible promissory notes (the “QLE Notes”) in a private placement to accredited investors and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act of 1933 (the “QLE Notes Offering”). QLE has entered into a definitive convertible note purchase agreement with certain investors for an initial closing of $64.3 million of QLE Notes that was led by American Ventures LLC, with the Company also making a significant investment in the QLE Notes.  QLE may issue additional QLE Notes in subsequent closings to investors who are non-U.S. persons in transactions outside of the United States in reliance on Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  A copy of the press release announcing the QLE Notes Offering is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained herein or in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, QLE’s ability to consummate the QLE Notes Offering; QLE’s  financial  performance  and  its  ability  to  generate  sufficient  revenue  to  achieve  and  sustain profitability; QLE’s ability to obtain required regulatory approvals, complete its research and development activities and manufacture, market and sell the products that it may produce; QLE’s ability to achieve success with new technological developments, including the development and deployment of SMRs and advanced nuclear reactors; the anticipated growth of QLE’s target markets for HALEU, Lithium 6 and Lithium 7, and its ability to penetrate these markets; QLE’s future capital requirements and sources and uses of cash; QLE’s ability to obtain funding for its operations and future growth; the ability to recognize the anticipated benefits of acquisitions; QLE’s inability to compete effectively; risks associated with the current economic environment; risks associated with QLE’s international operations; geopolitical risk and changes in applicable laws or regulations; and QLE’s inability to hire or retain skilled employees and the loss of any of its key personnel. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which may be beyond the QLE’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by any forward-looking statements.

All forward-looking statements speak only as of the date hereof. The Company and QLE undertake no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Corporate Overview of Quantum Leap Energy LLC, dated October 2025.
99.2	Press Release, dated November 7, 2025.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: November 7, 2025	By:	/s/ Donald G. Ainscow
	Name:	Donald G. Ainscow
	Title:	Executive Vice President, General Counsel and Secretary

3